Interest Expense (Income) (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Components of Net Interest Expense

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010

Interest expense	$ 173,503	$ 178,812	$ 161,140
Interest income	(11,128)	(12,718)	(8,047)

Interest expense, net	$ 162,375	$ 166,094	$ 153,093